EXHIBIT 10.1

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this __ day of September 2010 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.

RECITALS

A.   Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.   Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.   Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.   Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1   Modified Availability.  Section 2.1.1(a) of the Loan Agreement that currently reads as follows:

(a)   Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank will make Advances to Borrower up to an amount (“Net Borrowing Availability”) not to exceed the lesser of:  (a) the Revolving Line; or (b) the amounts available under the Borrowing Base.  Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement (Exim Program) between Borrower and Bank of approximate even date herewith shall not exceed $5,000,000 in the aggregate.

is hereby amended in its entirety to read as follows:

(a)   Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank will make Advances to Borrower up to an amount (“Net Borrowing Availability”) not to exceed the lesser of:  (a) the Revolving Line; or (b) the amounts available under the Borrowing Base.  Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement (Exim Program) between Borrower and Bank of approximate even date herewith shall not exceed $4,000,000 in the aggregate.

2.2   Modified Term Loan.  Section 2.1.6 of the Loan Agreement is hereby amended to read as follows:

2.1.6   Term Loan.
(a)   Availability.  Bank shall make one (1) term loan available to Borrower in an amount up to the Term Loan Amount on or before September 30, 2010, subject to the satisfaction of the terms and conditions of this Agreement.  The proceeds of the Term Loan shall be used first to pay in full the outstanding Obligations with respect to that certain Term Loan made in August 2008.

(b)   Repayment.  Borrower shall repay the Term Loan in (i) thirty-six (36) equal installments of principal, plus (ii) monthly payments of accrued interest (the “Term Loan Payment”).  Beginning on the first day of the month following the month in which the Funding Date occurs, each Term Loan Payment shall be payable on the first day of each month.  Borrower’s final Term Loan Payment, due on the Term Loan Maturity Date, shall include all outstanding principal and accrued and unpaid interest under the Term Loan.
2.3   Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)   Interest Rate.

(i)   Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 4.75%, which interest shall be payable monthly.

(ii)   Term Loan.  Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 4.75%, which interest shall be payable monthly.

2.4   Modified Anniversary Fee.  Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g)   Anniversary Fee.  A fully earned, non-refundable fee of $10,000, on the first anniversary of the September 2010 Amendment Effective Date; and if this Agreement is terminated prior to the first anniversary of the September 2010 Amendment Effective Date, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.5          Modified Termination Fee. The sentence in Section 4.1 of the Loan Agreement that currently reads as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the August 2008 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the August 2008 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the September 2010 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the September 2010 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.6          Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)   Tangible Net Worth.  A Tangible Net Worth of at least $7,000,000 (“Minimum Tangible Net Worth”) plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.7          Modified Definitions.  In Section 13.1 of the Loan Agreement, the following definitions are hereby amended in their entirety to read as follows:

Availability Amount” is at any time (a) the lesser of (i) the Revolving Line or (ii) the Borrowing Base minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus (c) an amount equal to the Letter of Credit Reserves, minus (d) the FX Reserve, minus (e) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services), and minus (f) one-half of the principal balance then outstanding of the Term Loan.

“Maximum Revolving Line” is $4,000,000.

“Revolving Line Maturity Date” September ___, 2012 [the date that is two years from the date of this Amendment].

“Term Loan” is a loan made by Bank pursuant to the terms of Section 2.1.6 hereof.

“Term Loan Amount” is an amount equal to Two Million Dollars ($2,000,000).

“Term Loan Maturity Date” is the earlier of the following dates: (i) September 1, 2013, (ii) the Revolving Line Maturity Date or (iii) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms.

“Term Loan Payment” is defined in Section 2.1.6(b).

2.8   Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $10,000, and (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement (Exim Program) by and between Bank and Borrower of even date herewith.  The date that this Amendment is deemed effective is referred to herein as the “September 2010 Amendment Effective Date.”

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: ___________________________ Name: _________________________ Title: __________________________	Lantronix, Inc. By: ___________________________ Name: _________________________ Title: __________________________

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: LANTRONIX, INC.	Date: _____________________

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding equal or exceed $3,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$7,000,000 plus (i) 50% of new equity and sub debt plus (ii) 50% of quarterly net income	$_______	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

LANTRONIX, INC. By: ___________________________ Name: _________________________ Title: __________________________
BANK USE ONLY

Received by: ____________________
authorized signer
Date:      ________________________

Verified: ________________________
authorized signer
Date:      ________________________

Compliance Status:                                         Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	$7,000,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$

C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$

D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$

E.	Aggregate value of any reserves not already deducted from assets	$

F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)
and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$

G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$

H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

  No, not in compliance                                                                             Yes, in compliance

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
(EXIM PROGRAM)

THIS AMENDMENT to Loan and Security Agreement (Exim Program) (this “Amendment”) is entered into this __ day of September 2010 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.
RECITALS
A.   Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.   Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.   Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.
AGREEMENT
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.   Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1   Modified Availability.  Section 2.1.1(a) of the Loan Agreement that currently reads as follows:

(a)   Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank will make Advances to Borrower up to an amount (“Net Borrowing Availability”) not to exceed the lesser of:  (a) the Revolving Line; or (b) the amounts available under the Borrowing Base.  Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement between Borrower and Bank of approximate even date herewith shall not exceed $5,000,000 in the aggregate.

is hereby amended in its entirety to read as follows:
(a)           Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank will make Advances to Borrower up to an amount (“Net Borrowing Availability”) not to exceed the lesser of:  (a) the Revolving Line; or (b) the amounts available under the Borrowing Base.  Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement between Borrower and Bank of approximate even date herewith shall not exceed $4,000,000 in the aggregate.

2.2   Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)   Interest Rate.

(i)   Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 4.75%, which interest shall be payable monthly.

2.3   Modified Anniversary Fee.  Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g)   Anniversary Fee.  A fully earned, non-refundable fee of $5,000, on the first anniversary of the September 2010 Amendment Effective Date; and if this Agreement is terminated prior to the first anniversary of the September 2010 Amendment Effective Date, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.4           Modified Termination Fee. The sentence in Section 4.1 of the Loan Agreement that currently reads as follows:
If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the August 2008 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the August 2008 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the September 2010 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the September 2010 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.5   Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)   Tangible Net Worth.  A Tangible Net Worth of at least $7,000,000 (“Minimum Tangible Net Worth”) plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.6   Modified Definition of Revolving Line Maturity Date.  The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Revolving Line Maturity Date” September ___, 2012 [the date that is two years from the date of this Amendment].

2.7   Modified Definition of Exim Borrower Agreement.  The definition of the term “Exim Borrower Agreement,” set forth in Section 14.2 of the Loan Agreements is hereby amended to mean that certain Borrower Agreement, in the form specified by the Exim Bank, in favor of Bank and the Exim Bank being executed by Borrower approximately concurrently herewith and any subsequent Borrower Agreement executed by Borrower in favor of Bank and Exim Bank.

2.8   Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.    Limitation of Amendments.

3.1   The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2   This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.   Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1   Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2   Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3   The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7   This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.   Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.   Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $10,000, (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement by and between Bank and Borrower of even date herewith with respect to the non-Exim Loan and Security Agreement by and between Bank and Borrower and (d) Borrower’s payment of all fees required by Exim Bank. The date that this Amendment is deemed effective is referred to herein as the “September 2010 Amendment Effective Date.”

 [Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: ___________________________ Name: _________________________ Title: __________________________	Lantronix, Inc. By: ___________________________ Name: _________________________ Title: __________________________

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: LANTRONIX, INC.	Date: _____________________

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding equal or exceed $3,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$7,000,000 plus (i) 50% of new equity and sub debt plus (ii) 50% of quarterly net income	$_______	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

LANTRONIX, INC. By: ___________________________ Name: _________________________ Title: __________________________
BANK USE ONLY

Received by: ____________________
authorized signer
Date:      ________________________

Verified: ________________________
authorized signer
Date:      ________________________

Compliance Status:                                         Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	$7,000,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$

C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$

D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$

E.	Aggregate value of any reserves not already deducted from assets	$

F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$

G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$

H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

  No, not in compliance                                                                             Yes, in compliance